Exhibit 10.1

EXECUTED VERSION

AMENDMENT NO. 1 TO FINANCING AGREEMENT

AMENDMENT NO. 1 TO FINANCING AGREEMENT (this "Amendment"), dated as of December 23, 2016, to the Financing Agreement, dated as of January 28, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"), by and among Propel Media, Inc., a Delaware corporation, formerly known as Kitara Holdco Corp. (the "Parent"), each subsidiary of the Parent listed as a "Borrower" on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a "Borrower" thereunder, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as defined in the Financing Agreement), each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and, collectively, the "Lenders"), HPS Investment Partners, LLC, a Delaware limited liability company, formerly known as Highbridge Principal Strategies, LLC ("HPSIP"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and PNC Bank, National Association ("PNC"), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and, collectively, the "Agents"). The Borrowers, the Guarantors, the Agents and the Lenders are sometimes referred to collectively as the "Parties," and each of the Parties is sometimes referred to individually as a "Party."

WHEREAS, the Borrowers, the Guarantors, the Agents and the Required Lenders hereby agree to modify the Financing Agreement on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

2.       Amendment. Section 7.03 of the Financing Agreement is hereby amended by deleting the Total Leverage Ratio of "2.98:1.00" for December 31, 2016 and substituting the Total Leverage Ratio of "3.25:1.00"in its place.

3.       Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective upon the date the Agent receives this Amendment fully executed by the Loan Parties and the Required Lenders in a sufficient number of counterparts for distribution to all (such date being herein called the "Amendment Effective Date").

4.       Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a)       Representations and Warranties; No Event of Default. After giving effect to this Amendment, the representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, on or immediately prior to the Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date (after giving effect to the amendments set forth in this Amendment) or would result from this Amendment becoming effective in accordance with its terms.

(b)       Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business in, and is in good standing in each jurisdiction where the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and be in good standing could not reasonably be expected to have a Material Adverse Effect.

(c)       Authorization, Etc. The execution, delivery and performance by each Loan Party of this Amendment (i) are within the power and authority of such Loan Party and have been duly authorized by all necessary action, (ii) do not and will not contravene any of its Governing Documents, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, and (v) do not contravene any applicable Requirement of Law or any Contractual Obligation binding on or otherwise affecting it or any of its properties except, in the case of clause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(d)       Enforceability of Loan Documents. This Amendment is a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by principles of equity.

(e)       Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment other than filings by the Parent to be made with the Securities and Exchange Commission following such execution and delivery.

(f)       Continued Effectiveness of Financing Agreement. Each Loan Party hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date each reference in the Financing Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Financing Agreement, and each reference in any other Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement, shall mean and be a reference to the Financing Agreement as amended by this Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent or any Lender, or to grant to the Collateral Agent or any Lender a Lien on any collateral as security for the Obligations of such Loan Party from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

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5.       Miscellaneous.

(a)       This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)       Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)       This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)       Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, except as expressly provided herein.

(e)       Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does, to the maximum extent permitted by applicable law, hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

(f)       This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(g)       The Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment.

(h)       EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE REVISIONS CONTEMPLATED HEREIN.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:

PROPEL MEDIA, INC. (f/k/a Kitara Holdco Corp.)

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

KITARA MEDIA CORP.

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

PROPEL MEDIA LLC (f/k/a Future Ads LLC)

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

GUARANTORS:

KITARA MEDIA, LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

TEK ARRAY, INC. (f/k/a Health Guru, Inc.)

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

AMENDMENT NO. 1 TO FINANCING AGREEMENT

NEW YORK PUBLISHING GROUP, INC.

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

ANDOVER GAMES, LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

GATHER.COM ACQUISITION CORP.

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

APPENITY LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

ARCADEWEB LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

ARCADEYUM LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

AMENDMENT NO. 1 TO FINANCING AGREEMENT

EPICPLAY LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

GAMEVANCE LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

GPV ENTERTAINMENT, LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

LIVINGPLAY LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

RESULT LINKS, LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

SOCIALRIVAL LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

AMENDMENT NO. 1 TO FINANCING AGREEMENT

ARCADEISLE LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

WEBTEK SOLUTIONS LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

GLOBAL TONICS LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

TRU DIGIT LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

WEBIX TECH LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

CORETEK WEB LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

AMENDMENT NO. 1 TO FINANCING AGREEMENT

FOCAL DIGIX LLC

By:	/s/ David Shapiro
Name: David Shapiro
Title: COO

AMENDMENT NO. 1 TO FINANCING AGREEMENT

COLLATERAL AGENT:

HPS INVESTMENT PARTNERS, LLC (f/k/a Highbridge Principal Strategies, LLC)

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

AMENDMENT NO. 1 TO FINANCING AGREEMENT

ADMINISTRATIVE AGENT AND LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

AMENDMENT NO. 1 TO FINANCING AGREEMENT

LENDERS:

Reliance Standard Life Insurance Company

By:	HPS Investment Partners, LLC, as Investment Manager

By:	/s/ Vikas Keswani
Name:	Vikas Keswani
Title:	Managing Director

Specialty Loan Institutional Fund III, L.P.

By:	HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name:	Vikas Keswani
Title:	Managing Director

Specialty Loan VG Fund, L.P.

By:	HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name:	Vikas Keswani
Title:	Managing Director

Aiguilles Rouges Sector E Investment Fund, L.P.

By:	HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name:	Vikas Keswani
Title:	Managing Director

AMENDMENT NO. 1 TO FINANCING AGREEMENT

Specialty Loan FA Subsidiary I, L.P.

By:	HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name:	Vikas Keswani
Title:	Managing Director

Specialty Loan FA Subsidiary II, L.P.

By:	HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name:	Vikas Keswani
Title:	Managing Director

AMENDMENT NO. 1 TO FINANCING AGREEMENT

CERBERUS LEVERED LOAN OPPORTUNITIES FUND II, L.P.

By:	Cerberus Levered Opportunities II GP, LLC
Its:	General Partner

By:
Name:
Title:

CERBERUS NJ CREDIT OPPORTUNITIES FUND, L.P.

By:	Cerberus NJ Credit Opportunities GP, LLC
Its:	General Partner

By:
Name:
Title:

CERBERUS ASRS HOLDINGS LLC

By:
Name:
Title:

CERBERUS KRS LEVERED LOAN OPPORTUNITIES FUND, L.P.

By:	Cerberus KRS Levered Opportunities GP, LLC
Its:	General Partner

By:
Name:
Title:

AMENDMENT NO. 1 TO FINANCING AGREEMENT

MGG SPECIALTY FINANCE FUND LP

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	CEO & CIO

AMENDMENT NO. 1 TO FINANCING AGREEMENT